UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2013
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed by Global Eagle Entertainment Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2013, on March 12, 2013, the Audit Committee of the Board of Directors of the Company engaged Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  In connection with the engagement of E&Y, on March 12, 2013, the Audit Committee of the Board of Directors of the Company informed Rothstein Kass (“Rothstein”) that it would be dismissed as the Company’s independent registered public accounting firm effective upon the filing of the Company’s Annual Report on Form 10-K for the 2012 fiscal year. This Current Report on Form 8-K/A amends the Form 8-K filed by the Company on March 12, 2013 to confirm that, upon the Company’s filing of its Annual Report on Form 10-K on March 18, 2013, Rothstein was dismissed as the Company’s independent registered public accounting firm.

Rothstein’s reports on the financial statements of the Company for the fiscal year ended December 31, 2012 and for the period from February 2, 2011 (date of inception) to December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended December 31, 2012 and for the period from February 2, 2011 (date of inception) to December 31, 2011 and through March 18, 2013, (i) there were no disagreements between the Company and Rothstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Rothstein’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s financial statements for the relevant year and (ii) except as disclosed below, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the Company’s decision to restate (i) its audited financial statements as of, and for the period from February 2, 2011 (date of inception) to, December 31, 2011 and (ii) its unaudited interim financial statements as of, and for the quarterly periods ended, June 30, and September 30, 2011 and 2012 and March 31, 2012 (as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2013), and the Company’s reassessment of its disclosure controls and procedures, Rothstein advised the Company that its disclosure controls and procedures for all such periods were not effective with respect to the classification of the Company’s common stock purchase warrants as components of equity instead of as derivative liabilities during such periods. In addition, Rothstein also advised the Company that its disclosure controls and procedures as of December 31, 2012 were not effective and that the Company had a material weakness in its internal control over financial reporting for the fiscal year ended December 31, 2012. The restatements were included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013. The Company has authorized Rothstein to respond fully to the inquiries of E&Y concerning the subject matter described above.

All of the periods for which the Company restated its financial statements occurred while the Company was a shell company prior to the Company’s consummation of its recently completed business combination (the “Business Combination”), in which the Company acquired Row 44, Inc. and 86% of the shares of Advanced Inflight Alliance AG. In connection with the consummation of the Business Combination, a new board of directors was elected, which appointed new members of the Company’s audit committee and new members of management, including a new chief financial officer. The Company’s new management is currently implementing measures to remediate the material weakness in internal control over financial reporting.

The Company has provided Rothstein a copy of the above disclosures and has requested that Rothstein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

16.1*	Letter from Rothstein Kass to the Securities and Exchange Commission dated March 19, 2013.

 * Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle ENTERTAINMENT INC.

Dated: March 19, 2013	By:	/s/ Michael Pigott
Name: Michael Pigott Title: General Counsel, Vice President and Secretary

[Signature Page to Form 8-K/A]

EXHIBIT INDEX

Exhibit Number	Exhibit
16.1*	Letter from Rothstein Kass to the Securities and Exchange Commission dated March 19, 2013.

* Filed herewith